Exhibit 99

Arthur J. Gallagher & Co.

August 2015

INVESTMENT PROFILE NYSE: AJG

OPERATING SEGMENTS


Brokerage Segment
Risk Management Segment

HIGHLIGHTS AS OF AUGUST 15, 2015

Price	$47.30
52-week high/low	$49.46–$42.97
Trailing 12-mos. revenues	$5.3 billion*
Market cap	$8.3 billion
Indicated annual dividend	$1.48**
Yield	3.1%
Shares outstanding	174.5 million*
End of fiscal year	December 31
Number of employees	21,098*

*At June 30, 2015

**On July 23, 2015, Gallagher's Board of Directors declared a $0.37 per share third-quarter 2015 dividend.

p.2 Brokerage Segment
p.3 Acquisition Strategy
p.4 Risk Management Segment
p.5 Corporate Segment
p.6 Why Invest?

AJG.COM

GROWING VALUE: Arthur J. Gallagher & Co. is one of the world's largest insurance brokers and third-party property/casualty claims administrators. Gallagher generates approximately 68% of its revenues for the combined brokerage and risk management segments in the United States, with the remaining 32% derived primarily in Australia, Bermuda, Canada, the Caribbean, New Zealand and the United Kingdom.

TOTAL STOCKHOLDER RETURNS *January 1, 2008–August 15, 2015*


200%
160%
120%
80%
40%
0%
-40%
-80%
AJG
S&P 500
Financial Index (S&P 500)
170%
68%
1%
2008
2009
2010
2011
2012
2013
2014
8/15/2015

Source data: Bloomberg. Total Stockholder Returns assume dividend reinvestment.

"Our company is extremely well-positioned for future growth, with tremendous talent throughout the organization and a culture that fosters collaboration in delivering the best solutions for our clients. These efforts should continue to help fuel our profitable growth and strong shareholder returns for many years to come."

J. PATRICK GALLAGHER, JR.
Chairman, President and CEO

2015 WORLD'S MOST ETHICAL COMPANIES™ WWW.ETHISPHERE.COM

ARTHUR J. GALLAGHER & CO. 1

Brokerage Segment


81%
BROKERAGE AND RISK MANAGEMENT 2014 ADJUSTED REVENUES

Gallagher's Brokerage Segment does business through a network of more than 550 retail and wholesale sales and service offices located throughout the United States and in 30 other countries. In addition, Gallagher has established a network of independent insurance brokers and consultants, which enables it to offer property/casualty and employee benefit coverages and services to its clients in more than 140 countries around the world.


83%
OF 2014 BROKERAGE SEGMENT ADJUSTED REVENUES

RETAIL INSURANCE BROKERAGE OPERATIONS

Gallagher negotiates and places nearly all lines of property/casualty (P/C) insurance, employer-provided health and welfare insurance, and retirement solutions, principally for middle-market commercial, industrial, public entity, religious and nonprofit entities. Revenues are generated through commissions paid by insurance companies, usually based upon a percentage of the premium paid by insureds, and through brokerage and advisory fees paid directly by its clients.

Gallagher's retail brokerage operations are organized into more than 500 geographic profit centers located primarily throughout North America, the United Kingdom, Australia, Bermuda the Caribbean and New Zealand. They operate primarily within certain key niche/practice groups, which account for approximately 69% of Gallagher's retail brokerage revenues. These specialized teams target areas of business and/or industries in which Gallagher has developed a depth of expertise and a large client base.

The concentrated focus of these niche/practice groups allows for highly targeted marketing efforts, and facilitates the development of value-added products and services specific to those industries or business segments. Gallagher believes that the detailed understanding and broad client contacts developed within these niche/practice groups provide Gallagher with a competitive advantage.

NICHE/PRACTICE GROUPS

- Affinity Groups
- Agribusiness
- Automotive
- Aviation & Aerospace
- Construction
- Energy
- Entertainment
- Environmental
- Global Risks
- Healthcare
- Higher Education
- Hospitality
- Life Sciences
- Life Solutions
- Manufacturing
- Marine
- Personal
- Private Equity
- Professional Groups
- Public Entity
- Real Estate
- Religious/Nonprofit
- Restaurant
- Scholastic
- Technology/Telecom
- Trade Credit/Political Risk
- Transportation

Gallagher anticipates that the greatest revenue growth over the next several years within its retail brokerage operations will continue to come from mergers and acquisitions; its niche/practice groups and middle-market accounts; cross-selling other brokerage products and services to existing customers; and developing and managing alternative market mechanisms, such as captives, rent-a-captives and deductible plans/self insurance.

Insurance premiums are cyclical in nature and may vary widely based on market conditions. Fluctuations in premiums charged by P/C insurance carriers have a direct and potentially material impact on insurance agents and brokers. Commission revenues are generally based on a percentage of the premiums paid by insureds and normally follow premium levels. According to quarterly market surveys conducted by the Council of Insurance Agents & Brokers (CIAB), U.S. commercial P/C premiums were up, year-over-year, in each quarter of 2012 and 2013, with the size of the increase diminishing in the second half of 2013. In 2014, the quarterly CIAB surveys indicated minimal commercial premium rate movement, ranging from an average increase of 1.5% in Q1 to an average decrease of 0.7% in Q4. According to the surveys, rates began to decline in the first half of 2015, dropping an average of 2.3% in Q1 and 3.3% in Q2, with the largest average decreases seen on large accounts.

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ARTHUR J. GALLAGHER & CO. 2

SIGNIFICANT LINES OF COVERAGE & CONSULTING SERVICE CAPABILITIES

- Aviation
- Casualty
- Commercial Auto
- Compensation
- Cyber Liability
- Dental
- Directors & Officers Liability
- Disability
- Earthquake
- Energy
- Errors & Omissions
- Exchange Solutions
- Executive Benefits
- Fiduciary Services
- Fine Arts
- Fire
- General Liability
- Health & Welfare
- Healthcare Analytics
- Human Resources
- Institutional Investment
- Marine
- Medical
- Products Liability
- Professional Liability
- Property
- Retirement
- Voluntary Benefits
- Wind
- Workers Compensation

GALLAGHER DELIVERS GLOBAL BROKERAGE CAPABILITIES

In addition to the 31 countries where Gallagher now has operations, the company actively manages business relationships with a network of approved independent brokers that expands the P/C brokerage capabilities it offers multinational clients to more than 140 countries around the world. Gallagher Global Alliance (GGA) members are selected based upon common business philosophies and their capabilities within their respective countries. GGA offers both strength and flexibility, enabling global servicing of Gallagher clients, and the clients of other GGA members, no matter where in the world they operate.

Gallagher also offers employee benefits brokerage and consulting services to clients throughout North America and the United Kingdom. Gallagher's multinational benefits and HR consulting practice can handle its clients' international benefits needs in more than 90 countries around the world.

WHOLESALE INSURANCE BROKERAGE OPERATIONS


17%
OF 2014 BROKERAGE SEGMENT ADJUSTED REVENUES

Gallagher's wholesale brokerage operations assist retail brokers and agents in the placement of specialized, unique and hard-to-place insurance programs. Wholesale revenues are generated from sharing the commissions paid to the retail broker by the insurance carrier. Gallagher's wholesale brokerage operations are organized into more than 65 geographic profit centers located primarily in the United States, Australia and Bermuda, and through its approved Lloyd's of London broker. In certain cases Gallagher acts as a brokerage wholesaler and in other cases Gallagher acts as a managing general agent or managing general underwriter, handling specialized insurance coverages for insurance carriers.

More than 80% of Gallagher's wholesale brokerage revenues come from retail brokers and agents not affiliated with Gallagher. Based on wholesale premium volume from P/C risks, Gallagher's U.S. wholesale brokerage operation ranks as the largest domestic managing general agency/underwriting manager, according to *Business Insurance* magazine. That operation places a strong focus on binding, programs, standard lines aggregation and open brokerage business.

Gallagher anticipates growing its wholesale brokerage operations by increasing its number of broker clients, by developing new managing general agency programs, and through mergers and acquisitions.

GALLAGHER'S ACQUISITION STRATEGY

Since 1986, one of Gallagher's growth strategies has been the acquisition of complementary businesses. Gallagher completed 363 acquisitions worldwide from January 1, 2002 through June 30, 2015, most within the Brokerage Segment. The majority of these were regional or local retail or wholesale brokers possessing a strong middle-market focus or significant expertise in a desirable market niche.

Over the last 18 months, Gallagher had the opportunity to complete four larger international acquisitions that fit well within its operations in Australia, Canada, New Zealand and the U.K. With the addition of these, Gallagher has built three solid platforms outside the U.S. in which it can duplicate its successful U.S. acquisition program of bolt-on deals that on average generate between $1 million and $15 million in annual revenues. In addition, Gallagher is focused on international expansion through joint ventures, where the company frequently begins its relationship with an equity position.

Gallagher is highly selective. An acquisition must offer significant benefits, such as expanding the company's talent pool, enhancing its geographic presence and service capabilities, and/or broadening and further diversifying its business mix.

In selecting acquisition candidates, Gallagher also focuses on:

- a corporate culture that matches Gallagher's team-oriented sales culture;
- a profitable, growing business that could further enhance its ability to compete by gaining access to Gallagher's greater resources; and
- clearly defined financial criteria.

Contributing to the company's success as an acquirer is its attractiveness as a merger partner. Gallagher believes that growth-oriented independent brokers and consultants are attracted by its aggressive, sales-oriented culture, team-based approach and depth of resources.

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ARTHUR J. GALLAGHER & CO. 3

Risk Management Segment

19%

BROKERAGE AND RISK MANAGEMENT

2014 ADJUSTED REVENUEs

Gallagher’s Risk Management operation currently ranks as the world’s largest third-party P/C claims administrator, according to Business Insurance magazine. Gallagher provides contract claims settlement and administration services for entities that choose to self-insure and insurance companies that outsource their claims-handling services.

Gallagher’s Risk Management operation also offers managed care, information management and appraisal services, as well as consultative services and training programs that help clients mitigate losses, combat claims fraud and maintain regulatory compliance.

Approximately 71% of Gallagher’s Risk Management Segment revenues are derived from managing workers compensation-related claims, 25% are from general and commercial auto liability-related claims, and 4% are from property-related claims. In addition, Gallagher generates revenues from integrated disability management (employee absence management) programs, information services, risk control consulting (loss control) services, investigative services and appraisal services, either individually or in combination with managing claims. Revenues are substantially in the form of fees, generally negotiated in advance, on a per-claim or per-service basis, depending upon the type and estimated volume of the services to be performed.

Gallagher manages its third-party claims management operations through a network of more than 110 offices located throughout Australia, Canada, New Zealand, the United Kingdom, and the United States. Clients are primarily Fortune 1000 companies, larger middle-market companies, nonprofit organizations, public entities and the outsourcing of insurance company claims departments. More than 90% of Gallagher’s risk management revenues come from clients that do not use Gallagher as their retail or wholesale insurance broker.

The Risk Management Segment expects its most significant growth prospects through the next several years to come from new business with Fortune 1000 companies, governmental agencies, larger middle-market companies, captives, program business and the outsourcing of insurance company claims departments. In addition, the Risk Management Segment may grow in the future through mergers and acquisitions.

EXPERTISE

Advanced Analytics Real-time Claims

Appraisal Services Management

Education & Training Recoveries (subrogation,

salvage, etc.)

Information Management Risk Control Services

Investigative Services Safety Programs

Litigation Management Settlement Management

Managed Care Services

Information Regarding Non-GAAP Measures

This investment profile includes references to adjusted revenue, adjusted EBITDAC and adjusted EBITDAC margin, which are performance measures not in accordance with, or an alternative to, GAAP information. EBITDAC is defined as earnings from continuing operations before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables. Adjusted revenue and adjusted EBITDAC are defined as revenue and EBITDAC, respectively, each adjusted to exclude net gains realized from sales of books of business, acquisition integration costs, workforce-related charges, lease termination-related charges, South Australia and claim portfolio transfer ramp up fees/costs, New South Wales client run-off costs, acquisition-related adjustments and the impact of foreign currency translation, as applicable. Adjusted EBITDAC margin is defined as adjusted EBITDAC divided by adjusted revenue. For adjusted revenue and adjusted EBITDAC, the most directly comparable GAAP measures are revenue and net earnings, respectively. For the Brokerage and Risk Management Segments on a combined basis, revenue was $2,755 million in 2013 and $3,579 million in 2014, and net earnings were $251 million in 2013 and $306 million in 2014. Please see “Reconciliation of Non-GAAP Measures” on Gallagher’s website at www.ajg.com under “Investor Relations” for the purpose of each non-GAAP measure used and an example of a reconciliation to the most directly comparable GAAP measure.

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ARTHUR J. GALLAGHER & CO. 4

Corporate Segment

Gallagher’s debt, clean energy investments, external acquisition-related costs and other corporate costs are reported in this segment.

CLEAN ENERGY INVESTMENTS

Gallagher holds interests in various commercial operations that help coal-fired utilities reduce emissions. These operations consist of 34 clean coal production plants that produce refined coal using proprietary technologies owned by Chem-Mod (see below). Of the 34 plants, 14 were built and began production in 2009, and 20 were built and began production in 2011.

2009 Era Plants – 10 are currently under long-term production contracts with utilities. Four are in negotiations for long-term production contracts.

2011 Era Plants – 16 are currently under long-term production contracts with utilities. Four are in negotiations for long-term production contracts.

Gallagher believes the refined coal produced at these plants qualifies for tax credits under Section 45 of the Internal Revenue Code.

Gallagher also owns 46.5% of Chem-Mod LLC, which possesses the rights, information and technologies used for the reduction of emissions created during the combustion of coal. Refined coal production plants license and use Chem-Mod’s technologies in the production of refined coal. For management’s latest guidance on these earnings and additional information on these clean energy investments, please refer to www.ajg.com/financialreports.

FINANCING

Debt – At June 30, 2015, Gallagher had $2,125 million of long-term borrowings and $155 million of short-term borrowings outstanding under its line of credit agreement. Proceeds from borrowings were used primarily to fund acquisitions and for general corporate purposes.

At-the-market equity program – In November 2013,

Gallagher established an at-the-market equity program under which it could sell up to $200 million of its common stock. During the second quarter of 2015, Gallagher sold 3.1 million shares of its common stock under this program at a weighted average price of approximately $48.33 per share. These shares were issued primarily to have funds available to close early third-quarter 2015 acquisitions, including William Gallagher Associates. At June 30, 2015, $15.6 million remained available under this program.

Information Regarding Forward-Looking Statements

This investment profile contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this investment profile, the words “anticipates,” “believes,” “contemplates,” “see,” “should,” “could,” “estimates,” “expects,” “intends,” “plans” and variations thereof and similar expressions, are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, (i) statements relating to dividends, (ii) anticipated areas of revenue growth within the Brokerage and Risk Management Segments, (iii) Gallagher’s acquisition strategy and level of acquisition activity, (iv) anticipated future results, performance or the growth of any segment or Gallagher as a whole, (v) financing activity including the use of debt, cash and stock, and (vi) developments relating to Gallagher’s clean energy investments. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: Changes in worldwide and national economic conditions (including an economic downturn and uncertainty in the Eurozone or emerging markets), changes in premium rates and in insurance markets generally, changes in the insurance brokerage industry’s competitive landscape, our inability to identify appropriate acquisition targets at the right price, and the difficulties inherent in combining the cultures and systems of different companies could impact (i)–(v) above; and Risks and uncertainties related to Gallagher’s clean energy investments—including uncertainties related to political and regulatory risks, including potential actions by Congress or challenges by the IRS eliminating or reducing the availability of tax credits under IRC Section 45 retroactively and/or going forward; the ability to maintain and find co-investors; the potential for divergent business objectives by co-investors and other stakeholders; plant operational risks, including supply-chain risks; utilities’ future use of, or demand for, coal; the market price of coal; the costs of moving a clean coal plant; intellectual property litigation risks; and environmental risks—could impact (vi) above.

Please refer to Gallagher’s filings with the SEC, including Item 1A, “Risk Factors,” of its Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for a more detailed discussion of these and other factors that could impact its forward-looking statements.

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ARTHUR J. GALLAGHER & CO. 5

Why Invest

Supplemental quarterly data as of

June 30, 2015, is available at www.ajg.com

BROKERAGE AND RISK MANAGEMENT

ADJUSTED REVENUES*

(in millions)

30%

$3,571.3

$2,748.7

2013 2014

BROKERAGE AND RISK MANAGEMENT

ADJUSTED EBITDAC*

(in millions)

39%

$843.9

$606.9

2013 2014

BROKERAGE AND RISK MANAGEMENT

ADJUSTED EBITDAC MARGINS*

150bps

23.6%

22.1%

2013 2014

DIVIDENDS PER SHARE

$1.48**

$1.50

1.20

0.90

0.60

0.30	$0.03

0

1984 2015

*See Non-GAAP disclosure on page 4.

**Indicated—On July 23, 2015, Gallagher’s Board of Directors declared a $0.37 per share third-quarter 2015 dividend.

FOR ADDITIONAL INFORMATION

Marsha J. Akin—Director-Investor Relations 630.285.3501 or marsha_akin@ajg.com

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ARTHUR J. GALLAGHER & CO. 6

15CORP23863B